UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2014

TIM HORTONS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32843	98-0641955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada	L6K 2Y1
(Address of principal executive offices)	(Zip Code)

(905) 845-6511
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 14, 2014, Tim Hortons Inc. (the "Corporation") announced that it would host an Investor Conference on February 25, 2014, which will also be broadcast over the internet. The Investor Conference will commence on February 25, 2014 at 11:00 a.m. Eastern Time and will conclude by 5:00 p.m. Eastern Time. In connection with the Investor Conference, the Corporation issued a press release on February 25, 2014 (the "outlook release") containing information on the Corporation's 2014-2018 strategic roadmap, including growth initiatives and long-term financial aspirations beyond 2014. The matters described in the outlook release will be discussed at the Investor Conference. The press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that section. Furthermore, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be incorporated by reference into the filings of the Corporation under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press release dated February 25, 2014, issued by the Corporation regarding the Corporation's 2014-2018 strategic roadmap.

Exhibit 99.2	Safe Harbor Statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date:	February 25, 2014	By:	/s/ JILL E. SUTTON
Jill E. Sutton (formerly Aebker)
Executive Vice President, General Counsel and Secretary